ASSET PURCHASE AGREEMENT

This ASSET PURCHASE AGREEMENT (this “Agreement”) is made as of March 15, 2019, by and between GB Sciences, Inc., a Nevada Corporation (“GB Sciences”), Growblox Life Sciences LLC, a Nevada limited liability company and a wholly owned subsidiary of GB Sciences (“Growblox LLC”, together with GB Sciences, the “Selling Parties”) and GBS Global BioPharma, Inc., a Canadian corporation domiciled in Ottawa, Ontario and a wholly owned subsidiary of GB Sciences (“GBS Canada”).

WHEREAS, GBS Canada intends to purchase from the Selling Parties, and the Selling Parties intend to sell to GBS Canada, the Transferred Assets (as defined below) upon the terms and subject to the conditions set forth in this Agreement and the Ancillary Agreements (as defined below);

WHEREAS, GBS Canada intends to assume from the Selling Parties, and the Selling Parties intend to assign to GBS Canada, the Assumed Liabilities (as defined below) upon the terms and subject to the conditions of this Agreement and the Ancillary Agreements;

WHEREAS, in consideration for the sale of the Transferred Assets, GBS Canada intends to issue the Promissory Note (as defined below) to Growblox LLC and to enter into the Royalty Agreement (as defined below) with Growblox LLC; and

WHEREAS, GB Sciences directly owns all of Growblox LLC’s outstanding equity interests and will benefit substantially by GBS Canada’s issuance of the Promissory Note and execution of the Royalty Agreement.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, GB Sciences, Growblox LLC and GBS Canada hereby agree as follows:

1.Certain Definitions.

“Ancillary Agreements” collectively refers to the Bill of Sale, Patent Assignment Agreement, Instrument of Assumption, Promissory Note and Royalty Agreement, each in substantially the form attached hereto.

“GB Sciences Specified Contracts” means all contracts identified on Schedule 1 attached hereto.

“Person” means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, unincorporated organization, representative office, branch, governmental authority or other similar entity.

“Promissory Note” means that certain promissory note issued by GBS Canada, in substantially the form attached hereto as Exhibit D, in the principal amount of $1,435,700.

“Royalty Agreement” means that certain royalty agreement between GBS Canada and Growblox LLC, in substantially the form attached hereto as Exhibit E, pursuant to which Growblox LLC will receive a portion of GBS Canada revenue during a specified period following the Closing.

“Growblox LLC Specified Contracts” means all contracts identified on Schedule 2 attached hereto.

“Growblox LLC Transferred Assets” means all of Growblox LLC’s properties, assets, claims, rights, titles and interests of every kind and nature, whether tangible or intangible, real, personal or mixed, and wherever located and by whomever possessed, owned or used by Growblox LLC as of the date of the Closing, including the Growblox LLC Specified Contracts and the Specified Patents.

“Specified Contracts” means all GB Sciences Specified Contracts and all Growblox LLC Specified Contracts.

“Specified Patents” means all patents held by Growblox LLC, whether held directly or through assignments or licenses and as identified on Schedule 3 hereto.

2.The Closing.  The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place remotely via the exchange of documents and signatures on the date hereof.

3.Purchase and Delivery of the Transferred Assets.  Subject to and upon the terms and conditions of this Agreement, at the Closing, the Selling Parties shall sell, contribute, transfer, convey, assign and deliver to GBS Canada, and GBS Canada shall acquire and accept from the Selling Parties, all right, title and interest of the Selling Parties in (i) the GB Sciences Specified Contracts, (ii) the Growblox LLC Transferred Assets and (iii) the Assumed Liabilities (as defined below) ((i) and (ii) collectively referred to herein as the “Transferred Assets”).

4.Assumption of Assumed Liabilities.  Subject to and upon the terms and conditions of this Agreement, at the Closing, GBS Canada shall assume and agree to perform, pay and discharge when due, only the debts, liabilities, obligations or commitments of the Selling Parties set forth on Schedule 4 (the “Assumed Liabilities”).

5.Liabilities Not Assumed.  Notwithstanding anything to the contrary in this Agreement, GBS Canada shall not assume or in any way become liable for any of the debts, liabilities, obligations or commitments of any nature or kind whatsoever of the Selling Parties, whether accrued, absolute, contingent or otherwise, whether known or unknown, whether due or to become due and regardless of when or by whom asserted, unless such liabilities or obligations are included in the Assumed Liabilities.

6.Deliveries at Closing.  At the Closing, the following deliveries shall occur:

(a)The Selling Parties shall deliver to GBS Canada a duly executed Bill of Sale and Assignment, substantially in the form attached hereto as Exhibit A, pursuant to which the Selling Parties shall convey to GBS Canada the Transferred Assets;

(b)Growblox LLC shall deliver to GBS Canada a duly executed Patent Assignment Agreement, substantially in the form attached hereto as Exhibit B, pursuant to which Growblox LLC shall assign the Specified Patents to GBS Canada;

(c)GBS Canada shall deliver a duly executed Instrument of Assumption, substantially in the form attached hereto as Exhibit C, pursuant to which GBS Canada shall assume the Assumed Liabilities;

(d)GBS Canada shall deliver a duly executed Promissory Note, substantially in the form attached hereto as Exhibit D, as partial consideration for the Transferred Assets;

(e)GBS Canada shall deliver a duly executed Royalty Agreement, substantially in the form attached hereto as Exhibit E, as partial consideration for the Transferred Assets; and

(f)any and all other agreements, contracts, instruments or other documents reasonably necessary to effectuate the transactions contemplated herein.

7.Further Assurances.

(a)At any time and from time to time after the Closing, at GBS Canada’s request and without further consideration, the Selling Parties shall promptly execute and deliver such instruments of sale, transfer, conveyance, assignment and confirmation, and take such other action, as GBS Canada may reasonably request to transfer, convey and assign to GBS Canada, and to confirm GBS Canada’s title to, all of the Transferred Assets, to put GBS Canada in actual possession and operating control thereof, to assist GBS Canada in exercising all rights with respect thereto and to carry out the purpose and intent of this Agreement.

(b)At any time and from time to time after the Closing, at GBS Canada’s request and without further consideration, the Selling Parties shall promptly execute and deliver such instruments of assumption, and take such other action, as GBS Canada may reasonably request for GBS Canada to assume the Assumed Liabilities, and to confirm such assumption and to carry out the purpose and intent of this Agreement.  GBS Canada shall promptly reimburse the Selling Parties for all costs or other liabilities incurred by the Selling Parties after the Closing in respect of the Assumed Liabilities.

(c)It is the intention of the parties that the consideration paid by GBS Canada for the Transferred Assets be equal to the fair market value of the Transferred Assets as at the date hereof.  If any taxing authority should assess or reassess GBS Canada on the basis of a determination that the consideration paid for the Transferred Assets was an amount other than the fair market value of the Transferred Assets, then the parties shall make such adjustments to the consideration paid by GBS Canada for the Transferred Assets as is necessary to ensure that the consideration paid for the Transferred Assets was an amount equal to the fair market value of the Transferred Assets as so determined. Any such adjustments shall be effective as of the date hereof and the parties will forthwith take all actions as are required as a result of the adjustment, and do all things necessary or desirable to give effect to any such adjustment.

8.GBS Canada Shareholder Approval by GB Sciences Board. The making of any of the following decisions or the taking of any of the following actions by GBS Canada shall require the prior written approval of GB Sciences:

(a)selling, transferring, leasing, exchanging, licensing or otherwise disposing of any of the patents held by GBS Canada or granting any right, option or privilege to do so;

(b)entering into a partnership, joint venture or other arrangement regarding the development of GBS Canada’s intellectual property and technology;

(c)allotting, reserving, setting aside or issuing any securities of GBS Canada or issuing any rights, warrants or options to purchase, acquire or otherwise obtain unissued securities of GBS Canada, except for issuances or grants under an employee stock option plan or between GBS Canada and GB Sciences;

(d)adding or removing a member of the board of directors, or changing the number of directors comprising the board of directors of GBS Canada;

(e)entering into any employment agreement for a term of longer than [one] year;

(f)proceeding with an initial public offering, whether on a treasury or secondary basis, resulting in the holding of equity of GBS Canada, directly or indirectly, by the public, or a transaction giving rise to a stock market listing or over-the-counter quotation of equity of GBS Canada, directly or indirectly (including an amalgamation, securities exchange take-over bid or other transaction having a similar result);

(g)making any expenditure in excess of $100,000 in any one transaction or series of related transactions;

(h)compensating any officer or director in addition to what has been approved by GB Sciences; or

(i)accepting any research and development collaboration funds from any arm’s length party, unless GB Sciences has previously approved a budget for the use of such funds (and for clarity the expenditure of such funds in accordance with such approved budget will not require further approval of GB Sciences).

Notwithstanding the foregoing, the Selling Parties acknowledge that GBS Canada plans to issue securities to new investors and that in connection with such financing GBS Canada intends to enter into a new shareholders agreement, such agreement subject to GB Sciences approval, which will replace the terms of this Section 8.

9. Transfer and Sales Tax.  Notwithstanding any provisions of law, Growblox LLC shall be responsible for and shall pay (a) all sales, use and transfer taxes, and (b) all governmental charges, if any, upon the sale of any of the Transferred Assets hereunder.

10.Bulk Sales Laws.  Each of the parties hereto waives compliance by the other parties hereto with the provisions of the “bulk sales laws” of any jurisdiction which may be applicable to the transactions contemplated by this Agreement.

11.Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the parties hereto may not assign their respective obligations hereunder without the prior written consent of each of the other parties hereto.  Any purported assignment in violation of this Section 11 shall be void.

12.No Third Party Beneficiaries.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give to any Person other than GBS Canada and the Selling Parties and their respective permitted successors and assigns, any rights or remedies under or by reason of this Agreement, such third parties specifically including employees and creditors of GBS Canada and the Selling Parties.

13.Entire Agreement; Amendments; Attachments.

(a)This Agreement, the Schedules and Exhibits hereto, and all agreements and instruments to be delivered by the parties pursuant hereto represent the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersede all prior oral and written and all contemporaneous oral negotiations, commitments and understandings between such parties.  The parties hereto may amend or modify this Agreement, in such manner as may be agreed upon, by a written instrument executed by the parties hereto.

(b)If the provisions of any Schedule or Exhibit to this Agreement are inconsistent with the provisions of this Agreement, the provisions of the Agreement shall prevail.  The Schedules and Exhibits attached hereto or to be attached hereafter are hereby incorporated as integral parts of this Agreement.

14.Governing Law.  All issues and questions concerning the construction, validity, interpretation and enforceability of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Nevada, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Nevada or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Nevada.

15.Section Headings.  The section headings are for the convenience of the parties hereto and in no way alter, modify, amend, limit, or restrict the contractual obligations of the parties hereto.

16.Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

17.Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including .pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g. www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

* * * * *

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of and on the date first above written.

GB SCIENCES:

GB SCIENCES, INC.

By:

Name: John C. Poss

Title: Chairman and CEO

GROWBLOX LLC:

GROWBLOX LIFE SCIENCES LLC

By: GB Sciences, Inc.

Its: Sole Member

By:

Name: John C. Poss

Title: Chairman and CEO

GBS CANADA:

GBS GLOBAL BIOPHARMA INC.

By:

Name: John C. Poss

Title: Executive Chairman

Signature Page to Asset Purchase Agreement

Schedule 1

GB Sciences Specified Contracts

All right, title and interest of GB Sciences in the following specified contracts:

1.Services Agreement dated May 24, 2018 by and between GB Sciences and Michigan State University.

2.Consulting Services Agreement dated June 20, 2018 by and between GB Sciences and Ziva Cooper.

3.Consulting Services Agreement dated September 15, 2016 by and between GB Sciences and Carlos Rios-Bedoya.

4.Research and Assignment Agreement, dated September 1, 2016 between GB Sciences and Helen Turner.

5.Research and Assignment Agreement, dated September 1, 2016 between GB Sciences and Lori Shimoda.

Schedule 2

Growblox LLC Specified Contracts

All right, title and interest of Growblox LLC in the following specified contracts:

1.License Agreement dated November 1, 2016 by and between Growblox LLC and Makai Biotechnology, LLC.

2.License Agreement dated September 25, 2017 by and among Growblox LLC, University of Seville, Consorcio Centro de Investigaction Biomedica en Red and Universidad de Cadiz and Addendum No. 1 dated February 1, 2018.

3.Contract Research Project Agreement bearing a date of September 28, 2017 and effective November 15, 2017 by and between Growblox LLC and Fundacion de Investigacio de la Universidad de Sevilla, as amended by that Appendix No. 1 dated July 15, 2018.

4.Consulting Services Agreement, dated December 8, 2017 by and between Growblox LLC and Zoltan Mari.

5.Contract Research Project Agreement, dated August 30, 2018 by and between Growblox LLC and the Department of Pharmacognosy & Natural Products Chemistry at the National and Kapodistrian University of Athens.

6.Consulting Services Agreement, dated September 25, 2017 by and between Growblox LLC and Dra. Mercedes Fernandez Arevalo.

7.Consulting Services Agreement, dated September 25, 2017 by and between Growblox LLC and Dra. Lucia Martin Banderas.

Schedule 3

Specified Patents

App. No.	Date Filed	Title	Assignments (reel/frame)
(002) Cannabinoid-Containing Complex Mixtures for the Treatment of Neurodegenerative Diseases
62/406,764	10/11/16	Cannabinoid-Containing Complex Mixtures for the Treatment of Neurodegenerative Diseases	Small Howard, Andrea, Turner Helen ----> GrowBlox Life Sciences LLC (043408/0895)
PCT/US2017/055989	10/10/17	Cannabinoid-Containing Complex Mixtures for the Treatment of Neurodegenerative Diseases	Small Howard, Andrea, Turner Helen ----> GrowBlox Life Sciences LLC (Recorded 12/3/2018)
US 15/729,565	10/10/17	Cannabinoid-Containing Complex Mixtures for the Treatment of Neurodegenerative Diseases	Small Howard, Andrea, Turner Helen ----> GrowBlox Life Sciences LLC (047039/0206)
(003) Cannabinoid-Containing Complex Mixtures for the Treatment of Mast Cell-Associated or Basophil-Mediated Inflammatory Disorders
62/453,161	2/1/17	Cannabinoid-Containing Complex Mixtures for the Treatment of Mast Cell-Associated or Basophil-Mediated Inflammatory Disorders	Small Howard, Andrea, Turner Helen ----> GrowBlox Life Sciences LLC (043408/0898)
PCT/US2018/016296	1/31/18	Cannabinoid-Containing Complex Mixtures for the Treatment of Mast Cell-Associated or Basophil-Mediated Inflammatory Disorders	Small Howard, Andrea, Turner Helen ----> GrowBlox Life Sciences LLC (Recorded 12/3/2018)
US 15/885,620	1/31/18	Cannabinoid-Containing Complex Mixtures for the Treatment of Mast Cell-Associated or Basophil-Mediated Inflammatory Disorders	Small Howard, Andrea, Turner Helen ----> GrowBlox Life Sciences LLC (046688/0653)
(005) Myrcene-Containing Complex Mixtures Targeting TRPV1

62/509,546	5/22/17	Myrcene-Containing Complex Mixtures Targeting TRPV1	Small Howard, Andrea, Turner Helen ----> GrowBlox Life Sciences LLC (043408/0906)
PCT/US2018/033956	5/22/18	Myrcene-Containing Complex Mixtures Targeting TRPV1	Small Howard, Andrea, Turner Helen ----> GrowBlox Life Sciences LLC (047004/0813)
US 15/986,316	5/22/18	Myrcene-Containing Complex Mixtures Targeting TRPV1	Small Howard, Andrea, Turner Helen ----> GrowBlox Life Sciences LLC (046689/0060)
(006) TRPV1 Activation-Modulating Complex Mixtures of Cannabinoids and/or Terpenes
62/674,843	5/22/18	TRPV1 Activation-Modulating Complex Mixtures of Cannabinoids and/or Terpenes	Small Howard, Andrea, Turner Helen ----> GrowBlox Life Sciences LLC (46310/0764)
62/769,743	11/20/18	TRPV1 Activation-Modulating Complex Mixtures of Cannabinoids and/or Terpenes	Recordation in process.
(007) Therapeutic Nanoparticles Encapsulating Myrcene*
62/757,660	11/8/18	Therapeutic Nanoparticles Encapsulating Myrcene	Recordation in process.

* This family is co-owned by Growblox and the University of Seville.

Schedule 4

Assumed Liabilities

1.All liabilities arising from the Specified Contracts listed on Schedule 1 and Schedule 2 hereto.

Exhibit A

Form of Bill of Sale

BILL OF SALE AND ASSIGNMENT

This Bill of Sale and Assignment dated March 15, 2019 is executed and delivered by GB Sciences, Inc., a Nevada corporation (“GB Sciences”) and Growblox Life Sciences LLC, a Nevada limited liability company and a wholly owned subsidiary of GB Sciences (“Growblox LLC”, together with GB Sciences, the “Selling Parties”), to GBS Global BioPharma, Inc., a Canadian corporation domiciled in Ottawa, Ontario and a wholly owned subsidiary of GB Sciences (“GBS Canada”).  All capitalized words and terms used in this Bill of Sale and Assignment and not defined herein shall have the respective meanings ascribed to them in that certain Asset Purchase Agreement, dated as of the date hereof, among GB Sciences, Growblox LLC and GBS Canada (the “Agreement”).

WHEREAS, pursuant to the Agreement, the Selling Parties have agreed to sell, contribute, transfer, convey, assign and deliver to GBS Canada the Transferred Assets, and GBS Canada has agreed to assume all of the Assumed Liabilities.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Selling Parties hereby agree as follows:

1.The Selling Parties hereby sell, contribute, transfer, convey, assign and deliver to GBS Canada, its successors and assigns, to have and to hold forever, all of the Transferred Assets.

2.The Selling Parties hereby covenant and agree that each will, at the request of GBS Canada and without further consideration, execute and deliver, and will cause its employees to execute and deliver, such other instruments of transfer, conveyance and assignment, and take such other action as may reasonably be necessary to more effectively transfer, convey, assign and deliver to, and vest in, GBS Canada, its successors and assigns, good, clear, record and marketable title to the Transferred Assets hereby transferred, conveyed, assigned and delivered, or intended so to be, and to put GBS Canada in actual possession and operating control thereof, to assist GBS Canada in exercising all rights with respect thereto and to carry out the purpose and intent of the Agreement.

3.This sale, contribution, transfer, conveyance and assignment has been executed and delivered by each Selling Party in accordance with the Agreement and is expressly made subject to those liabilities, obligations and commitments which GBS Canada has expressly assumed and agreed to pay, perform and discharge pursuant to a certain Instrument of Assumption executed by GBS Canada of even date herewith and any further obligations of GBS Canada set forth in the Agreement.

* * * * *

IN WITNESS WHEREOF, the parties hereto have caused this Bill of Sale and Assignment to be duly executed as of and on the date first above written.

GB SCIENCES:

GB SCIENCES, INC.

By:

Name: John C. Poss

Title: Chairman and CEO

GROWBLOX LLC:

GROWBLOX LIFE SCIENCES LLC

By: GB Sciences, Inc.

Its: Sole Member

By:

Name: John C. Poss

Title: Chairman and CEO

GBS CANADA:

GBS GLOBAL BIOPHARMA INC.

By:

Name: John C. Poss

Title: Executive Chairman

Exhibit B

Form of Patent Assignment Agreement

Exhibit C

Form of Instrument of Assumption

INSTRUMENT OF ASSUMPTION

This Instrument of Assumption dated March 15, 2019, is executed and delivered by GBS Global BioPharma Inc., a Canadian corporation domiciled in Ottawa, Ontario and a wholly owned subsidiary of GB Sciences (“GBS Canada”), to GB Sciences, Inc., a Nevada corporation (“GB Sciences”) and Growblox Life Sciences LLC, a Nevada limited liability company and a wholly owned subsidiary of GB Sciences (“Growblox LLC”, together with GB Sciences, the “Selling Parties”).  All capitalized words and terms used in this Instrument of Assumption and not defined herein shall have the respective meanings ascribed to them in that certain Asset Purchase Agreement, dated as of the date hereof, among GB Sciences, Growblox LLC and GBS Canada (the “Agreement”).

WHEREAS, pursuant to the Agreement, the Selling Parties have agreed to sell, contribute, transfer, convey, assign and deliver to GBS Canada all of the Specified Contracts; and

WHEREAS, pursuant to the Agreement, GBS Canada has agreed to assume all of the Assumed Liabilities.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, GBS Canada hereby agrees as follows:

1.The Selling Parties hereby assign, sell, transfer and set over to GBS Canada, and GBS Canada hereby accepts, assumes and agrees to observe, perform, pay and discharge, all of the Assumed Liabilities.

2.Nothing contained herein shall require GBS Canada to perform, pay or discharge any debt, liability, obligation or commitment expressly assumed by GBS Canada herein so long as GBS Canada in good faith contests or causes to be contested the amount or validity thereof, subject, however, to the provisions of Section 3 below.

3.Nothing herein shall be deemed to deprive GBS Canada of any defenses, set-offs or counterclaims which the Selling Parties may have had or which GBS Canada shall have with respect to any of the debts, obligations, liabilities and commitments hereby assumed (the “Defenses and Claims”).  The Selling Parties acknowledge that all Defenses and Claims have been assigned to GBS Canada pursuant to the Agreement, and agree to cooperate with GBS Canada to maintain, secure, perfect and enforce such Defenses and Claims, including the signing of any documents, the giving of any testimony or the taking of any such other action as is reasonably requested by GBS Canada in connection with such Defenses and Claims.

IN WITNESS WHEREOF, the parties hereto have caused this Instrument of Assumption to be duly executed as of and on the date first above written.

GB SCIENCES:

GB SCIENCES, INC.

By:

Name: John C. Poss

Title: Chairman and CEO

GROWBLOX LLC:

GROWBLOX LIFE SCIENCES LLC

By: GB Sciences, Inc.

Its: Sole Member

By:

Name: John C. Poss

Title: Chairman and CEO

GBS CANADA:

GBS GLOBAL BIOPHARMA INC.

By:

Name: John C. Poss

Title: Executive Chairman

Exhibit D

Form of Promissory Note

31464/00600/DOCS/4117910.2

Exhibit E

Form of Royalty Agreement

31464/00600/DOCS/4117910.2

Growblox Life Sciences, LLC

Patent Assignment Agreement

In the United States Patent and Trademark Office

Assignment

WHEREAS, Growblox Life Sciences LLC, a Nevada limited liability company, with an address at 3550 W. Teco Avenue, Las Vegas, NV 89118 (“ASSIGNOR”) owns certain patent applications and/or registrations and inventions described and/or claimed therein, as set forth in Attachment 1 attached hereto and incorporated herein by this reference (“PATENTS”); and

WHEREAS, GBS Global BioPharma, Inc., a Canadian corporation domiciled in Ottawa, Ontario, with an address at 900 Morrison Drive, Suite 200, Ottawa, Ontario, Canada K2H 8K7 (“ASSIGNEE”), desires to acquire all of the right, title and interest of ASSIGNOR in, to and under the PATENTS;

WHEREAS, ASSIGNOR and ASSIGNEE have entered into a certain Asset Purchase Agreement, dated March 15, 2019, assigning, among other things, all right, title and interest in and to the PATENTS from ASSIGNOR to ASSIGNEE;

NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00) and other good and valuable consideration paid by ASSIGNEE to ASSIGNOR, the receipt and sufficiency of which hereby is acknowledged, ASSIGNOR does hereby sell, assign, transfer and convey unto ASSIGNEE its entire worldwide right, title and interest, including undivided partial interests, in and to the PATENTS, including all divisions, continuations, continuations-in-part, reexaminations, substitutions, reissues, extensions and renewals of the applications and registrations for the PATENTS (and the right to apply for any of the foregoing); all rights to causes of action and remedies related thereto (including, without limitation, the right to sue for past, present or future infringement, misappropriation or violation of rights related to the foregoing); all rights of priority or to claim priority, and any and all other rights and interests arising out of, in connection with or in relation to the PATENTS.

[SIGNATURE PAGE FOLLOWS]

31464/00600/DOCS/4117910.2

IN WITNESS WHEREOF, ASSIGNOR has caused this Assignment to be duly executed by an authorized officer on this 15th day of March, 2019.

GROWBLOX LIFE SCIENCES LLC

By: GB Sciences, Inc.

Its: Sole Member

By:

Name: John C. Poss

Title: Chairman and CEO

ACKNOWLEDGED AND ACCEPTED:

GBS GLOBAL BIOPHARMA, INC.

By:

Name: John C. Poss

Title: Executive Chairman

STATE OF _______________)

) ss.

COUNTY OF _____________)

On _______________________, 20__, before me, the undersigned notary public in and for said County and State, personally appeared _____________________________________________ ____________________________________________________________________________,

____personally known to me [or]

____proved to me on the basis of satisfactory evidence

to be the person(s) whose name(s) __________________ subscribed to the within instrument and acknowledged to me that __________________ executed the same in ____________________ authorized capacity(ies) and that, by _______________ signature(s) on the instrument, the person(s) or the entity(ies) upon behalf of which the person(s) acted executed the instrument.

31464/00600/DOCS/4117910.2

WITNESS my hand and official seal.

________________________________

My commission expires on

__________________________

Attachment 1

Patents

App. No.	Date Filed	Title	Assignments (USPTO recordation reel/frame)
(002) Cannabinoid-Containing Complex Mixtures for the Treatment of Neurodegenerative Diseases
62/406,764	10/11/16	Cannabinoid-Containing Complex Mixtures for the Treatment of Neurodegenerative Diseases	Small Howard, Andrea Turner, Helen ----> GrowBlox Life Sciences LLC (043408/0895)
PCT/US2017/055989	10/10/17	Cannabinoid-Containing Complex Mixtures for the Treatment of Neurodegenerative Diseases	Small Howard, Andrea Turner, Helen ----> GrowBlox Life Sciences LLC (047663/0481)
US 15/729,565	10/10/17	Cannabinoid-Containing Complex Mixtures for the Treatment of Neurodegenerative Diseases	Small Howard, Andrea Turner, Helen ----> GrowBlox Life Sciences LLC (047039/0206)
(003) Cannabinoid-Containing Complex Mixtures for the Treatment of Mast Cell-Associated or Basophil-Mediated Inflammatory Disorders
62/453,161	2/1/17	Cannabinoid-Containing Complex Mixtures for the Treatment of Mast Cell-Associated or Basophil-Mediated Inflammatory Disorders	Small Howard, Andrea Turner, Helen ----> GrowBlox Life Sciences LLC (043408/0898)
PCT/US2018/016296	1/31/18	Cannabinoid-Containing Complex Mixtures for the Treatment of Mast Cell-Associated or Basophil-Mediated Inflammatory Disorders	Small Howard, Andrea Turner, Helen ----> GrowBlox Life Sciences LLC (047663/0517)
US 15/885,620	1/31/18	Cannabinoid-Containing Complex Mixtures for the Treatment of Mast Cell-Associated or Basophil-Mediated Inflammatory Disorders	Small Howard, Andrea Turner, Helen ----> GrowBlox Life Sciences LLC (046688/0653)
(005) Myrcene-Containing Complex Mixtures Targeting TRPV1
62/509,546	5/22/17	Myrcene-Containing Complex Mixtures Targeting TRPV1	Small Howard, Andrea Turner, Helen ----> GrowBlox Life Sciences LLC (043408/0906)
PCT/US2018/033956	5/22/18	Myrcene-Containing Complex Mixtures Targeting TRPV1	Small Howard, Andrea Turner, Helen ----> GrowBlox Life Sciences LLC (047004/0813)

31464/00600/DOCS/4117910.2

US 15/986,316	5/22/18	Myrcene-Containing Complex Mixtures Targeting TRPV1	Small Howard, Andrea Turner, Helen ----> GrowBlox Life Sciences LLC (046689/0060)
(006) TRPV1 Activation-Modulating Complex Mixtures of Cannabinoids and/or Terpenes
62/674,843	5/22/18	TRPV1 Activation-Modulating Complex Mixtures of Cannabinoids and/or Terpenes	Small Howard, Andrea Turner, Helen ----> GrowBlox Life Sciences LLC (46310/0764)
62/769,743	11/20/18	TRPV1 Activation-Modulating Complex Mixtures of Cannabinoids and/or Terpenes	Small Howard, Andrea Turner, Helen ----> GrowBlox Life Sciences LLC (047988/0294)
(007) Therapeutic Nanoparticles Encapsulating Myrcene*
62/757,660	11/8/18	Therapeutic Nanoparticles Encapsulating Myrcene	Small Howard, Andrea ----> GrowBlox Life Sciences LLC (047920/0501)

* This family is co-owned by Assignor and the University of Seville.

31464/00600/DOCS/4117910.2

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. IT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR A VALID EXEMPTION THEREFROM.

PROMISSORY NOTE

USD$1,435,700.00March 15, 2019

FOR VALUE RECEIVED, GBS Global BioPharma, Inc., a corporation organized under the laws of Ontario, Canada (“Borrower”), hereby promises to pay to the order of Growblox Life Sciences LLC or its successors or assigns (“Lender”) the principal sum of USD$1,435,700.00, or such lesser amount as shall then equal the outstanding principal amount hereunder. No interest shall accrue on this Note.  The principal shall be due and payable on the later to occur of (i) March 15, 2029 and (ii) that date Borrower receives written a demand notice from Lender (the “Maturity Date”).  This Note may be prepaid in whole or in part without penalty prior to the Maturity Date.

In the event Borrower (or any subsidiaries or successors of Borrower) issues any Securities prior to the repayment in full of this Note, Borrower (or such subsidiary or successor, as applicable) shall promptly, and in any event no later than five business days following the date of such issuance, pay to Lender an amount equal to the lesser of (x) the then-outstanding unpaid principal under this Note and (y) 10% of the gross proceeds to Borrower (or such subsidiary or successor, as applicable) from the issuance of such Securities.  Any payment made pursuant to the preceding sentence shall constitute a prepayment without penalty under this Note.  For purposes of this Note, “Securities” means any debt securities, equity securities or securities convertible into or exchangeable for equity securities of Borrower, its subsidiaries or successors, as applicable (excluding in each case trade receivables and unsecured short-term obligations incurred in the ordinary course of business and other than for capital raising purposes).

All payments shall be made in lawful money of the United States of America at the principal office of Borrower, or at such other place as the holder hereof may from time to time designate in writing to Borrower.

Lender is hereby authorized to record all loans and advances made by it to the Borrower (all of which shall be evidenced by this Note), and all repayments or prepayments thereof, in its books and records, such books and records constituting prima facie evidence of the accuracy of the information contained therein.

The parties hereby expressly waive presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other formality.

This Note shall be governed by and construed in accordance with the laws of the State of Nevada as applied to agreements among Nevada residents entered into and to be performed entirely within Nevada.

This Note shall be binding upon Borrower and its successors and assigns, and the terms and provisions of this Note shall inure to the benefit of Lender and its successors and assigns, including subsequent holders hereof. Borrower’s obligations under this Note may not be assigned without the

31464/00600/DOCS/4117910.2

consent of Lender.  Lender may assign its rights and obligations under this Note at any time and from time to time in its sole discretion.

[SIGNATURE PAGE FOLLOWS]

31464/00600/DOCS/4117910.2

IN WITNESS WHEREOF, the undersigned has executed this Promissory Note effective as of the date first set forth above.

GBS GLOBAL BIOPHARMA, INC.

By:
Name:	John Poss
Title:	Executive Chairman

ROYALTY AGREEMENT

This ROYALTY AGREEMENT (the “Agreement”) is made as of March 15, 2019 (the “Effective Date”), by and between Growblox Life Sciences LLC, a Nevada limited liability company (together with its assignees, “Growblox LLC”) and GBS Global BioPharma, Inc., a Canadian corporation domiciled in Ottawa, Ontario (“GBS Canada”).

WHEREAS, concurrently with the execution of this Agreement, Growblox LLC is transferring certain patent rights, contracts and other assets (collectively, the “Transferred Assets”) pursuant to that certain Asset Purchase Agreement by and among Growblox LLC, GBS Canada and GB Sciences, Inc., a Nevada corporation (“GB Sciences”).

WHEREAS, in partial consideration for the sale of the Transferred Assets, GBS Canada desires to enter into this Agreement with Growblox LLC, pursuant to which GBS Canada will pay a royalty to Growblox LLC on the terms and subject to the conditions of this Agreement;

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, GB Sciences, Growblox LLC and GBS Canada hereby agree as follows:

1.Royalty.

1.1Royalty.  GBS Canada shall pay to Growblox LLC the royalty set forth in Exhibit A to this Agreement, as may be modified by the parties from time to time.

1.2Quarterly Payments and Reports.

(a)GBS Canada shall pay the royalty due under Section 1.1 in each calendar quarter within 60 days after the end of such calendar quarter.  At the same time, GBS Canada shall provide Growblox LLC with a written report for such period specifying the amount of royalty due, if any, along with such other information as Growblox LLC may request.  All payments shall be denominated in U.S. Dollars and shall be transferred in such manner as the parties may mutually agree.

(b)Any sum required under the laws of any governmental authority to be withheld by GBS Canada from payment for the account of Growblox LLC shall be promptly paid by GBS Canada for and on behalf of Growblox LLC to the appropriate tax or other governmental authorities and GBS Canada shall furnish Growblox LLC with copies of official tax receipts or other appropriate evidence issued by the appropriate tax or other governmental authorities to enable Growblox LLC to support a claim for tax or other credit or refund in respect of any sum so withheld.

(c)GBS Canada shall keep or cause to be kept complete and accurate records appropriate to determine royalties payable under Section 1.1 of this Agreement.  The parties shall make such records available to the other party as may be reasonably requested.

2.Term and Termination. The Term of this Agreement expire on January 16, 2029, unless terminated by the mutual written agreement of the parties.

3.General.

3.1Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada as applied to agreements among Nevada residents entered into and to be performed entirely within Nevada.

3.2Assignment.  GBS Canada’s obligations under this Agreement may not be assigned without the consent of Growblox LLC.  Growblox LLC may assign its rights and obligations under this Agreement at any time and from time to time in its sole discretion.

3.3Waiver.  Failure by either party, at any time, to require performance by the other party or to claim a breach of any provision of this Agreement will not be construed as a waiver of any right accruing under this Agreement, nor will it affect subsequent breach or the effectiveness of this Agreement or any part hereof, or prejudice either party with respect to any subsequent action.

3.4Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

3.5Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused the Agreement to be executed by their duly authorized representatives.

GROWBLOX LLC:

GROWBLOX LIFE SCIENCES LLC

By: GB Sciences, Inc.

Its: Sole Member

By:

Name: John Poss

Title: Chairman and CEO

GBS CANADA:

GBS GLOBAL BIOPHARMA INC.

By:

Name: John Poss

Title: Executive Chairman

EXHIBIT A

ROYALTY PROVISIONS

The royalty payable by GBS Canada under Section 1.1 shall be 5% of GBS Canada’s Revenue during the Term, including the Revenue of any Subsidiary of GBS Canada, any permitted assignee of GBS Canada hereunder and any successor of GBS Canada by operation of law.

Definitions:

“Person” means any corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization or entity.

“Revenue” means the gross receipts from the sale, lease, license, provision or other disposition of all products and services that are based upon or related to the Transferred Assets, less returns, refunds and credits.  Revenues shall exclude taxes and interest and shall not be reduced by any costs.  Revenues shall be determined in accordance with U.S. generally accepted accounting principles.

“Subsidiary” means, with respect to any Person now existing or hereafter organized, any entity of which securities (or other ownership interests having ordinary voting power) sufficient to elect a majority of the board of directors or other persons performing similar functions are at any time directly or indirectly owned by such Person.